Vanguard Funds

Supplement to the Statement of Additional Information

Important Changes to Vanguard Funds’ Boards of Trustees

Effective December 31, 2014, Alfred M. Rankin, Jr., has retired as a director of Vanguard and trustee of each of the Vanguard funds. Mark Loughridge has been elected by the independent trustees to assume Mr. Rankin’s role of lead independent trustee.

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